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                                                                   Exhibit 10.14

                          SIXTH AMENDMENT TO REVOLVING
                          CREDIT AND SECURITY AGREEMENT
                          -----------------------------

     This SIXTH AMENDMENT TO REVOLVING CREDIT AND SECURITY AGREEMENT (this "Amendment") is made and entered into as of December 31, 2001, by and among REPTRON ELECTRONICS, INC., a corporation organized under the laws of the State of Florida ("Reptron"); REPTRON ELECTRONICS OF PA, INC., a corporation organized under the laws of the State of Pennsylvania ("Reptron Pennsylvania"); LAKE SUPERIOR MERGER CORPORATION, a corporation organized under the laws of the State of Florida ("Superior"); HIBBING ELECTRONICS CORPORATION, a corporation organized under the laws of the State of Minnesota ("Hibbing"); REPTRON ACQUISITION, INC., a corporation organized under the laws of the State of Florida ("Acquisition"; Reptron, Reptron Pennsylvania, Superior, Hibbing and Acquisition, each a "Borrower" and collectively "Borrowers"); the various financial institutions listed on the signature pages hereof and their respective successors and permitted assigns which become "Lenders"; and PNC BANK, NATIONAL ASSOCIATION, a national association ("PNC"), as collateral and administrative agent for Lenders (PNC, together with its successors in such capacity, the "Agent").

                                    Recitals:
                                    --------

     Agent, Lenders and Borrowers are parties to a certain Revolving Credit and Security Agreement dated January 8, 1999 (as amended at any time, the "Credit Agreement") pursuant to which Lenders have made certain revolving credit loans and other extensions of credit to Borrowers.

     The parties desire to amend the Credit Agreement as hereinafter set forth.

     NOW, THEREFORE, for TEN DOLLARS ($10.00) in hand paid and other good and valuable consideration, the receipt and sufficiency of which are hereby severally acknowledged, the parties hereto, intending to be legally bound hereby, agree as follows:

     1. Definitions. All capitalized terms used in this Amendment, unless
        -----------
otherwise defined herein, shall have the meaning ascribed to such terms in the Credit Agreement.

     2. Amendments to Credit Agreement. Subject to the satisfaction of the
        ------------------------------
condition precedent set forth in Section 4 hereof, the Credit Agreement is hereby amended as follows:

          a. By deleting the definitions of "Applicable Margin," "Compliance Certificate" and "Maximum Revolving Advance Amount" from Section 1.2 of the Credit Agreement and inserting the following in lieu thereof:

          "Applicable Margin" shall mean percentage equal to three and one-quarter percent

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     (3.25%) for Eurodollar Rate Loans and one-half percent (0.50%) for Domestic
     Rate Loans; provided that, commencing on January 1, 2003, if there exists no Default or Event of Default, then the Margin Fee shall be increased or decreased based upon the Pricing Formula Ratio as set forth on Exhibit E.
                                                                    ----------
     The Applicable Margin shall be subject to reduction or increase, as applicable and as set forth in the table above, on a quarterly basis according to the performance of Borrowers as measured by the Pricing
     Formula Ratio for the immediately preceding four (4) Fiscal Quarters of Borrowers. Except as set forth in the last sentence hereof, any such increase or reduction in the Applicable Margin provided for herein shall be effective three (3) Business Days after receipt by Lender of the applicable financial statements and corresponding calculations; provided, however,
                                                          --------  -------
     that any reduction in the Applicable Margin shall not apply to any LIBOR Loans outstanding on the effective date of such reduction that have an Interest Period commencing prior to the effective date of such reduction.
     If the financial statements and the corresponding calculations of Borrowers setting forth the Pricing Formula Ratio are not received by Agent by the date required pursuant to Sections 9.7 and 9.8 of the Agreement, the Applicable Margin shall be determined as if the Pricing Formula Ratio is less than 1.00 to 1.00 until such time as such financial statements and corresponding calculations are received and any Event of Default resulting from a failure timely to deliver such financial statements or Compliance Certificate is waived in writing; provided, however, that nothing herein
                                       --------  -------
     shall be deemed to prevent Lenders from charging interest at the Default Rate for so long as an Event of Default exists. For the final Fiscal
     Quarter of any Fiscal Year of Borrowers, Borrowers may provide the unaudited financial statements of Borrowers, subject only to year-end adjustments, for the purpose of determining the Applicable Margin;
     provided, however, that if, upon delivery of the annual audited financial
     --------  -------
     statements required to be submitted by Borrowers pursuant to Section 9.7 of the Agreement, Borrowers have not met the criteria for reduction of the Applicable Margin pursuant to the terms hereinabove for the final Fiscal Quarter of the Fiscal Year of Borrowers then ended, then (a) such Applicable Margin reduction shall be terminated and, effective on the first day of the month following receipt by Agent of such audited financial statements, the Applicable Margin shall be the Applicable Margin that would have been in effect if such reduction had not been implemented based upon the unaudited financial statements of Borrowers for the final Fiscal
     Quarter of the Fiscal Year of Borrowers then ended, and (b) Borrowers shall pay to Agent, for the ratable benefit of the Lenders, on the first day of the month following receipt by Agent of such audited financial statements, an amount equal to the difference between the amount of interest that would have been paid on the principal amount of the Obligations using the Applicable Margin determined based upon such udited financial statements and the amount of interest actually paid during the period in which the reduction of the Applicable Margin was, in effect, based upon the unaudited financial statements for the final Fiscal Quarter of the Fiscal Year of Borrowers then ended.

          "Compliance Certificate" shall mean a compliance certificate to be signed by the chief financial officer of Borrowing Agent, which shall state that, based on an examination sufficient to permit him to make an informed statement, no Default or Event of Default exists, or if such is not the case, specifying such Default or Event of Default, its nature,

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     when it occurred, whether it is continuing and the steps being taken by
     Borrowers with respect to such default and, such certificate shall have appended thereto calculations which set forth Borrowers' compliance with the requirements or restrictions imposed by Sections 6.5, 6.10, 6.11, 7.6 and 7.11 hereof.

          "Maximum Revolving Advance Amount" shall mean $75,000,000.

          b. By adding the following definitions of "Inventory Sublimit Amount" and "Required Undrawn Availability" to Section 1.2 of the Credit Agreement in proper alphabetical order:

          "Inventory Sublimit Amount" shall mean the amount set forth below for the period corresponding thereto:

              Period                                        Amount
              ------                                        ------

     February 21, 2002 through March 31, 2002             $31,250,000
     April 1, 2002 through June 30, 2002                  $30,250,000
     July 1, 2002 through September 30, 2002              $29,250,000
     October 1, 2002 through December 31, 2002            $28,250,000
     January 1, 2003 and thereafter                       $27,250,000

          "Required Undrawn Availability" shall mean $10,000,000; provided, however, such amount shall be reduced to $0 on the later to occur of (i) January 1, 2003, or (ii) the first Business Day after Borrowers have delivered to Agent the financial statements required by Section 6.8 together with a Compliance Certificate for the most recent Fiscal Quarter evidencing that Borrowers have maintained a Pricing Formula Ratio of at least 1 to 1 for the period of four (4) Fiscal Quarters ending on the last of such Fiscal Quarter.

          c. By deleting Section 2.1(a)(y)(ii) of the Credit Agreement and inserting the following in lieu thereof:

          (ii) up to the lesser of (A) forty-six percent (46%), subject to the provisions of Section 2.1(b) hereof ("Inventory Advance Rate"), of the Value of the Eligible Inventory (the Receivables Advance Rate and the Inventory Advance Rate shall be referred to collectively, as the "Advance Rates") or (B) the Inventory Sublimit Amount, minus
                                                   -----

          d. By deleting Section 6.5 in its entirety and inserting the following in lieu thereof:

               6.5 Pricing Formula Ratio. Maintain a Pricing Formula Ratio of at
                   ---------------------
          least 1 to 1 for the period of four (4) Fiscal Quarters ending December 31, 2002 and for each period of four (4) Fiscal Quarters ending on the last day of

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          each Fiscal Quarter thereafter.

          e. By deleting Section 6.10 in its entirety and inserting the following in lieu thereof:

               6.10 Undrawn Availability. Maintain Undrawn Availability at all
                    --------------------
          times of at least the Required Undrawn Availability, including both prior to and immediately after any Advance.

               6.11 Minimum EBITDA. Maintain EBITDA of at least the amount shown
                    --------------
          below the period corresponding thereto:

                   Period                                            Amount
                   ------                                            ------

          Fiscal Quarter ending March 31, 2002                    $    65,000
          Two Fiscal Quarters ending June 30, 2002                $ 2,695,000
          Three Fiscal Quarters ending September 30, 2002         $ 8,560,000
          Four Fiscal Quarters ending December 31, 2002
          and on the last day of each Fiscal Quarter thereafter   $16,096,000

     3. Ratification and Reaffirmation. Each Borrower hereby ratifies and
        ------------------------------
reaffirms the Obligations, each of the Loan Documents and all of such Borrower's covenants, duties, indebtedness and liabilities under the Loan Documents.

     4. Conditions Precedent. The effectiveness of the amendments contained in
        --------------------
Section 2 hereof is subject to the Borrowers having paid to Agent, for the ratable benefit of the Lenders executing this Amendment, an amendment fee of $112,500.

     5. Acknowledgments and Stipulations. Each Borrower acknowledges and
        --------------------------------
stipulates that the Credit Agreement and the other Loan Documents executed by such Borrower are legal, valid and binding obligations of such Borrower that are enforceable against such Borrower in accordance with the terms thereof; all of the Obligations are owing and payable without defense, offset or counterclaim (and to the extent there exists any such defense, offset or counterclaim on the date hereof, the same is hereby waived by Borrower); the security interests and liens granted by Borrowers in favor of Agent are duly perfected, first priority security interests and liens, except as permitted under the Credit Agreement; and unpaid principal amount of Advances as of the close of business on February 12, 2002, totaled $59,742,554.74.

     6. Revolving Credit Notes. In connection with the reduction of the Maximum
        ----------------------
Revolving Advance Amount under the Credit Agreement from $90,000,000 to $75,000,000 pursuant to this Amendment, the Borrowers are not being required to execute and deliver new Revolving Credit Notes to each the Lenders as a matter of convenience to the Borrowers. Notwithstanding that the aggregate amount of the existing Revolving Credit Notes exceeds $75,000,000, Borrowers acknowledge and agree that they shall not be entitled to obtain any

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Advances in excess of $75,000,0000 under the Credit Agreement.

     7. Representations and Warranties. Borrowers represent and warrant to Agent
        ------------------------------
and Lenders, to induce Agent and Lenders to enter into this Amendment, that no Default or Event of Default exists on the date hereof; the execution, delivery and performance of this Amendment have been duly authorized by all requisite corporate action on the part of Borrowers and this Amendment has been duly executed and delivered by Borrowers; and all of the representations and warranties made by Borrowers in the Credit Agreement are true and correct on and as of the date hereof.

     8. Breach of Amendment. This Amendment shall be part of the Credit
        -------------------
Agreement and a breach of any of any representation, warranty or covenant herein shall constitute an Event of Default.

     9. Expenses of Agent and Lenders. Each Borrower agrees to pay, on demand,
        -----------------------------
all costs and expenses incurred by Agent and Lenders in connection with the preparation, negotiation and execution of this Amendment and any other Loan Documents executed pursuant hereto and any and all amendments, modifications, and supplements thereto, including, without limitation, the costs and fees of Agent's and Lenders' legal counsel and any taxes or expenses associated with or incurred in connection with any instrument or agreement referred to herein or contemplated hereby.

     10. Effectiveness; Governing Law. This Amendment shall be effective upon
         ----------------------------
acceptance by Agent and Lenders (notice of which acceptance is hereby waived), whereupon the same shall be governed by and construed in accordance with the internal laws of the State of Georgia.

     11. Successors and Assigns. This Amendment shall be binding upon and inure
         ----------------------
to the benefit of the parties hereto and their respective successors and assigns.

     12. No Novation, etc. Except as otherwise expressly provided in this
         ----------------
Amendment, nothing herein shall be deemed to amend or modify any provision of the Credit Agreement or any of the other Loan Documents, each of which shall remain in full force and effect. This Amendment is not intended to be, nor shall it be construed to create, a novation or accord and satisfaction, and the Credit Agreement as herein modified shall continue in full force and effect.

     13. Counterparts; Telecopied Signatures. This Amendment may be executed in
         -----------------------------------
any number of counterparts and by different parties to this Amendment on separate counterparts, each of which, when so executed, shall be deemed an original, but all such counterparts shall constitute one and the same agreement. Any signature delivered by a party by facsimile transmission shall be deemed to be an original signature hereto.

     14. Further Assurances. Each Borrower agrees to take such further actions
         ------------------
as Lender shall reasonably request from time to time in connection herewith to evidence or give effect to the amendments set forth herein or any of the transactions contemplated hereby.

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     15. Section Titles. Section titles and references used in this Amendment
         --------------
shall be without substantive meaning or content of any kind whatsoever and are not a part of the agreements among the parties hereto.

     16. Release of Claims. To induce Agent and Lenders to enter into this
         -----------------
Amendment, each Borrower hereby releases, acquits and forever discharges Agent, Lenders, and all officers, directors, agents, employees, successors and assigns of Agent and Lenders, from any and all liabilities, claims, demands, actions or causes of action of any kind or nature (if there be any), whether absolute or contingent, disputed or undisputed, at law or in equity, or known or unknown, that such Borrower now has or ever had against Agent or any Lender arising under or in connection with any of the Loan Documents or otherwise. Each Borrower represents and warrants to Agent and Lenders that such Borrower has not transferred or assigned to any Person any claim that such Borrower ever had or claimed to have against Agent or any Lender.

     17. Waiver of Jury Trial. To the fullest extent permitted by applicable
         --------------------
law, the parties hereto each hereby waives the right to trial by jury in any action, suit, counterclaim or proceeding arising out of or related to this Amendment.

     IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed under seal in, and delivered by their respective duly authorized officers on the date first written above.

                                           REPTRON ELECTRONICS, INC.


                                           By: /s/ William L. Elson
                                              ----------------------------------
                                              Name: William L. Elson
                                                    ----------------------------
                                              Title:Authorized Agent
                                                    ----------------------------

                                                    [CORPORATE SEAL]


                                           REPTRON ELECTRONICS OF PA, INC.


                                           By: /s/ William L. Elson
                                              ----------------------------------
                                              Name: William L. Elson
                                                    ----------------------------
                                              Title:Authorized Agent
                                                    ----------------------------

                                                    [CORPORATE SEAL]

                                           LAKE SUPERIOR MERGER
                                           CORPORATION


                                           By: /s/ William L. Elson
                                              ----------------------------------
                                              Name: William L. Elson
                                                    ----------------------------
                                              Title:Authorized Agent
                                                    ----------------------------

                                                    [CORPORATE SEAL]


                                           HIBBING ELECTRONICS
                                           CORPORATION


                                           By: /s/ William L. Elson
                                              ----------------------------------
                                              Name: William L. Elson
                                                    ----------------------------
                                              Title:Authorized Agent
                                                    ----------------------------

                                                    [CORPORATE SEAL]


                                           REPTRON ACQUISITION, INC.


                                           By: /s/ William L. Elson
                                              ----------------------------------
                                              Name: William L. Elson
                                                    ----------------------------
                                              Title:Authorized Agent
                                                    ----------------------------

                                                    [CORPORATE SEAL]

                                           Accepted and agreed to:
                                           ----------------------

                                           PNC BANK, NATIONAL
                                           ASSOCIATION, as a Lender and as Agent


                                           By: /s/ Peter Redington
                                              ----------------------------------
                                              Name: Peter Redington
                                                    ----------------------------
                                              Title:A.V.P.
                                                    ----------------------------

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                                           BANK OF AMERICA, N.A. f/k/a
                                           NationsBank, N.A., as a Lender


                                           By: /s/ Andrew Doherty
                                              ----------------------------------
                                              Name: Andrew Doherty
                                                    ----------------------------
                                              Title:Vice President
                                                    ----------------------------


                                           FIRSTAR BANK, N.A., as a Lender


                                           By: /s/ Donald K. Mitchell
                                              ----------------------------------
                                              Name: Donald K. Mitchell
                                                    ----------------------------
                                              Title:Vice President
                                                    ----------------------------


                                           IBM CREDIT CORPORATION, as a
                                           Lender


                                           By: /s/ Thomas S. Curcio
                                              ----------------------------------
                                              Name: Thomas S. Curcio
                                                    ----------------------------
                                              Title:Manager of Credit
                                                    ----------------------------


                                           COMERICA BANK, as a Lender


                                           By: /s/ Paul J. Durosko
                                              ----------------------------------
                                              Name: Paul J. Durosko
                                                    ----------------------------
                                              Title:Vice President
                                                    ----------------------------